UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	February 28, 2015

The views and opinions in this report were current as of February 28, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks recorded strong gains over the 12 months ended February 28, 2015, against a backdrop of durable economic growth, good corporate earnings, low inflation, and broadly accommodative monetary policies. As shown in the Performance Comparison table, the Tax-Efficient Equity Fund gained 10.73% and 12.63% for the 6- and 12-month reporting periods, respectively. The fund outpaced the Russell 3000 Growth Index for the six-month period but trailed the index for the fiscal year. The fund outperformed the Lipper Multi-Cap Growth Funds Index over both periods.

Nine out of 10 sectors generated absolute gains for the year, led by telecommunication services (a small position), health care, and materials. Consumer discretionary and industrials and business services performed broadly in line with the benchmark, while information technology trailed with lesser gains. Energy was the lone sector to post a loss as oil prices tumbled in the latter six months of the annual reporting period. Stock selection and sector weightings modestly hindered performance versus the Russell benchmark. Stock selection was the primary driver of the fund’s outperformance versus the Lipper index.

The Advantages of Tax-Efficient Investing

Studies show that taxes can reduce a taxable portfolio's return by as much as 2% annually. That figure may not sound like much, but it adds up over time. While it's impossible to eliminate taxes altogether, a tax-efficient investment strategy can help reduce the drag taxes typically have on your portfolio. Here's how:

- **Asset Location:** After an investor has determined an asset allocation strategy appropriate for his or her individual circumstances, tax efficiency starts with holding investments in the appropriate account. We believe a taxable account is best for individual securities held for a longer time period; tax-advantaged securities, such as municipal bond funds; or mutual funds with a low-turnover, growth-oriented investment approach—such as the Tax-Efficient Equity Fund. Investments with high interest income, high dividends, or high turnover typically are more appropriate for a tax-deferred investment account since these could all trigger tax implications.

- **Long-Term Perspective:** In order to minimize taxable capital gain distributions and maximize after-tax returns, a tax-efficient investment approach invests for the long term, focusing on companies with strong, sustainable market positions and high returns on capital. Investing systematically and avoiding attempts to time the market—a daunting challenge even for the most experienced investors—will also help to limit short-term distributions and missing major market moves.

- **Careful Stock Selection:** In a "buy and hold" investment approach, the ability to select investments that have long-term performance potential is critical. We focus on a company's fundamentals, homing in on those with solid pricing power, sustainable competitive advantages, and good earnings growth. A growth tilt is a key point of emphasis in our approach: Companies that are relatively early in their life cycle tend to plow profits into additional growth rather than cause taxable dividend payments.

- **Loss Harvesting:** Stocks that have lost value provide an opportunity to offset the tax liabilities produced by the gains realized on other stocks in our portfolio. This advantage holds even in a down market where a portfolio may not have any gains to offset since the Internal Revenue Service currently allows investors to carry losses forward indefinitely to future years until they are used up.

While taxes should never be the primary focus of your investment decisions or strategy, we believe they must factor into that strategy as a means of maximizing your after-tax returns. By making the right decisions early on, you can have more capital available for your investment objectives and enjoy the benefits of a tax-efficient portfolio for years to come.

MARKET ENVIRONMENT

Investors shook off concerns over intermittent geopolitical flare-ups and worries about slowing growth overseas in the 12 months ended February 28, 2015, and found support in signs of a resilient U.S. recovery and steadily improving economic conditions. U.S. gross domestic product (GDP) grew at an annualized rate of 5.0% in the third quarter of 2014 and 2.2% in the fourth quarter. A firming labor market reflected the improving economy as employers added 295,000 jobs in February 2015 and the unemployment rate dipped to a healthy 5.5%. U.S. corporate balance sheets and profit margins remained robust, supported by solid revenue and earnings growth. Inflation expectations stayed tame, aided by an unexpectedly sharp drop in oil prices (more on this in the Portfolio and Performance Review section) and signs of slower economic growth in Europe, Japan, and China.

Long-term interest rates declined despite the cessation of the Federal Reserve’s asset purchase program in October 2014. Investors have shifted their attention to the timing and pace of the Fed’s prospective interest rate hikes, now expected to begin in mid-2015. Outside the U.S., monetary policy remains broadly accommodative, with Europe and Japan enacting aggressive stimulus measures to kick-start economic growth and prevent a deflationary spiral. Significantly, most major currencies depreciated against the U.S. dollar due to a combination of slowing economies and looser monetary policies in many overseas countries and expectations of tighter monetary policy in the U.S.

As measured by various Russell indexes, large-cap stocks posted the biggest 12-month gains, outpacing mid-caps by a slight margin. Small-caps registered single-digit gains and significantly lagged their larger counterparts. Growth stocks outperformed value stocks in the large- and small-cap universes but trailed modestly among mid-caps. All but one sector in the benchmark Russell 3000 Growth Index finished in positive territory for the annual reporting period. Health care, consumer staples, and information technology outpaced the broader benchmark with exceptional double-digit gains. Energy was the lone sector to decline for the year in an extremely difficult pricing environment. The remaining sectors were solidly positive but lagged the benchmark index.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that provides strong after-tax returns.

●	Tax Efficiency Ratio: Our 99.89% tax efficiency ratio reflects that the fund has made only minimal capital gain distributions since its inception on December 29, 2000. (The fund’s tax efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return.) Most mutual funds focus on pretax returns and have exhausted the losses realized during the “Great Recession,” and the amount of capital gain distributions has grown for the last few years.

●	Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than companies in the Russell 3000 Growth Index. The fund’s projected long-term earnings growth rate of 14.8% exceeds the 12.8% index rate, while our historical earnings growth rate over the last five years was 18.6% versus 16.7% for the index.

●	Return on Equity: The fund’s 12-month return on equity (ROE) at the end of our reporting period was 19.0%. A high, sustainable ROE indicates that a company is using its investment dollars to generate earnings growth. It is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

●	Market Capitalization: The fund’s investment-weighted median market capitalization was $22.7 billion versus $59.8 billion for the index, reflecting the fund’s broad diversification and greater exposure to mid-cap companies. Although diversification cannot assure a profit or protect against loss in a declining market, it may help to lower a portfolio’s volatility versus a more concentrated strategy.

PORTFOLIO AND PERFORMANCE REVIEW

At the end of our reporting period, the fund’s largest sector allocations were information technology, health care, consumer discretionary, and industrials and business services. We had relatively small allocations to materials, energy, telecommunication services, and utilities—sectors that traditionally do not have many of the growth-oriented companies that are the focus of our investment approach. Health care and industrials and business services were our largest overweight allocations relative to the benchmark Russell 3000 Growth Index. Consumer staples and information technology were our largest relative underweights.

A small allocation to the telecommunication services sector generated outstanding 12-month gains for the fund, driven almost entirely by cell phone tower operator SBA Communications as it benefited from voracious and growing demand for mobile communications bandwidth. The contractual nature of the company’s business model also proved compelling. We are comfortable with our current allocation to the sector, which is roughly equal to its representation in the benchmark index. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks also posted exceptionally strong absolute gains and comfortably outperformed the benchmark. For several years, we have focused on the promising growth potential of biotechnology companies addressing unmet medical needs rather than large-cap pharmaceutical firms. Several of our biotech stocks were top performers for the year, including Regeneron Pharmaceuticals, Biogen Idec, Alkermes, and Incyte. We also have a large exposure to health care providers and service companies, where we saw good results from managed care provider UnitedHealth Group and drug distributors AmerisourceBergen and McKesson. Our health care technology names were less beneficial. Medidata Solutions, which provides technology for clinical trials, and Veeva Systems, a life sciences software firm, weighed on results.

The consumer discretionary sector produced solid gains that were generally in line with the broader Russell 3000 Growth Index. Many companies in the sector have good business models, excellent cash flow, and other favorable attributes. Our specialty retailers led the advance, with excellent performance from home improvement giant Home Depot; automobile seller CarMax; and intimate apparel retailer L Brands, whose stores include Victoria’s Secret. Restaurant operator Chipotle Mexican Grill and hotel giant Marriott were good gainers for the year, as was premium coffee purveyor Starbucks. Internet retailer Amazon.com was a notable laggard amid concerns that heavy investments in new products and technology had not paid off as quickly as many investors had hoped. We are monitoring the situation carefully but continue to believe that the company’s investments will eventually bear fruit for patient investors.

Information technology stocks registered modest single-digit gains but underperformed the Russell benchmark. We are broadly diversified, but we favor companies with strong business models in industries with high barriers to entry and lower risk of commoditization. This is usually a “winner take all” space, where an industry leader emerges and eclipses its competitors. Hence, we try to avoid companies whose business models are impaired by competing products or services. Global payment processors Visa and MasterCard were solid contributors. These are well-managed companies that should continue to benefit from leading market positions and business models that have high barriers to entry, good secular growth rates, and high incremental margins. Their underlying fundamentals remain robust, and we expect to own them for several more years. Social networking website Facebook produced good returns for the fund, as did Baidu, a leading Internet search engine in the fast-growing Chinese market. Smartphone component supplier Skyworks Solutions soared, but global communications equipment company QUALCOMM weighed on results.

After generating strong gains in the first half of our annual reporting period, the energy sector tumbled in the latter half amid a sharp decline in oil prices. Increased North American shale oil production and OPEC’s decision in November not to cut its own output are two key reasons for the decline in oil prices. Meanwhile, slower economic growth in Europe, Japan, and China contributed to reduced global demand expectations for oil and a host of other commodities. Finally, the rising value of the U.S. dollar versus most other major currencies weighed on oil prices since most global commodities are priced in U.S. dollars. Oil, gas, and consumable fuels stocks weighed heavily on results, with Range Resources, EQT, Cabot Oil & Gas, and Antero Resources among the hardest hit. However, as our longer-term shareholders may remember, we do not attempt to forecast the direction of oil prices or adjust our energy sector allocation in response to short-term oil price movements. We look for differentiated service companies and those that are adept at extracting underlying resources at low costs. We believe that our holdings are reasonably well positioned to endure the current downturn and emerge in a stronger competitive position once oil prices normalize.

OUTLOOK

Despite several years of strong gains, we still think this is a good environment for long-term stock investors. Although the Fed is preparing to raise rates in mid-2015, global monetary policy remains broadly accommodative. Central banks in Europe and Japan, most notably, are enacting aggressive stimulus measures. The U.S. economy and corporate earnings are growing at a moderate pace, and equities seem reasonably valued in aggregate. Against this backdrop, we believe stocks are the best assets for investors seeking long-term capital appreciation, particularly when compared with the low nominal and negative real (inflation-adjusted) returns available for many fixed income investments.

While we believe it is prudent to temper performance expectations as the current bull market for stocks extends into a sixth year, we are by no means bearish. We believe patient investors who own a broadly diversified portfolio of companies with good business prospects, reasonable valuations, and other favorable attributes will be well positioned for the long term. We remain committed to finding and investing in companies showing a demonstrated ability to increase revenues, earnings, and cash flow consistently; generate high returns on equity; possess capable managements; and enjoy sustainable competitive advantages. We believe such companies are excellent choices for investors seeking long-term capital appreciation.

Rather than seek out the “next big thing” or trendy investments that may ultimately disappoint, we believe equity investors would be better served by maintaining a diversified portfolio of companies with good long-term business prospects that trade at reasonable valuations, keeping performance expectations in check, and waiting patiently for gains to build over time.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Portfolio manager and chairman of the fund’s Investment Advisory Committee

March 17, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently the company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 2/28/15
Visa	2.4%
Google	2.2
MasterCard	1.9
SBA Communications	1.8
Facebook	1.8
Boeing	1.6
Biogen Idec	1.5
Union Pacific	1.5
Amazon.com	1.5
Crown Castle International	1.5
Priceline	1.4
Regeneron Pharmaceuticals	1.4
UnitedHealth Group	1.3
Netflix	1.3
McKesson	1.2
Home Depot	1.0
CarMax	1.0
Incyte	0.9
BlackRock	0.9
Philip Morris International	0.9
Alexion Pharmaceuticals	0.9
American Airlines	0.8
Sherwin-Williams	0.8
QUALCOMM	0.8
LinkedIn	0.8
Total	33.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 19.3%		
Auto Components 0.5%		
Borg-Warner	3,600	221
Delphi Automotive	6,100	481
Gentex	9,400	166
Remy International	381	9
		877
Automobiles 0.1%		
Tesla Motors (1)(2)	900	183
		183
Diversified Consumer Services 0.1%		
Sotheby's	2,900	128
		128
Hotels, Restaurants & Leisure 4.0%		
Bloomin Brands (2)	7,000	180
Brinker	3,100	184
Chipotle Mexican Grill (2)	1,600	1,064
Choice Hotels International	3,700	235
Extended Stay America, Equity Units	4,600	89
Hilton Worldwide Holdings (2)	9,200	260
Marriott, Class A	10,907	906
MGM Resorts International (2)	11,800	257
Panera Bread, Class A (2)	900	145
Papa John's International	3,000	186
Royal Caribbean Cruises	3,300	252
Starbucks	13,000	1,215
Starwood Hotels & Resorts Worldwide	7,800	627
Wynn Resorts	4,000	570
Yum! Brands	8,800	714
		6,884

Household Durables 0.2%		
Newell Rubbermaid	5,000	197
Toll Brothers (2)	4,600	176
		373
Internet & Catalog Retail 5.2%		
Amazon.com (2)	6,700	2,547
Ctrip.com International, ADR (2)	2,700	122
Liberty Interactive (2)	16,300	481
Liberty Ventures, Series A (2)	2,317	93
Netflix (2)	4,700	2,232
Priceline (2)	2,000	2,475
TripAdvisor (2)	3,000	268
Vipshop Holdings, ADR (1)(2)	31,400	768
Wayfair, Class A (1)(2)	2,510	59
		9,045
Leisure Products 0.5%		
Mattel	4,900	129
Polaris Industries	4,500	690
		819
Media 0.6%		
Charter Communications, Class A (2)	1,100	199
Discovery Communications, Class C (2)	4,500	137
Interpublic Group	7,200	161
Omnicom	1,500	119
Walt Disney	4,000	416
		1,032
Multiline Retail 0.6%		
Dollar General (2)	4,500	327
Dollar Tree (2)	7,900	629
		956

Specialty Retail 5.8%		
AutoZone (2)	1,000	643
CarMax (2)	25,000	1,678
Dick's Sporting Goods	2,600	140
Five Below (1)(2)	3,600	114
Home Depot	15,100	1,733
L Brands	10,600	974
Michaels (2)	7,400	209
O'Reilly Automotive (2)	5,400	1,124
Restoration Hardware Holdings (2)	2,500	220
Ross Stores	5,900	624
Tiffany	6,900	609
TJX	11,800	810
TSC	9,300	819
Ulta Salon Cosmetics & Fragrance (2)	1,100	155
Williams-Sonoma	3,300	265
		10,117
Textiles, Apparel & Luxury Goods 1.7%		
Coach	3,800	165
Fossil (2)	1,300	112
Hanesbrands	9,400	1,199
Kate Spade (2)	5,800	200
lululemon athletica (1)(2)	1,000	68
Nike, Class B	11,600	1,127
Wolverine World Wide	4,000	122
		2,993
Total Consumer Discretionary		33,407
CONSUMER STAPLES 5.3%		
Beverages 1.1%		
Brown-Forman, Class B	2,925	268
Coca-Cola	8,000	346

Diageo, ADR (1)	6,000	713
Dr Pepper Snapple	2,600	205
PepsiCo	3,300	327
		1,859
Food & Staples Retailing 1.4%		
CVS Health	10,800	1,122
Fresh Market (1)(2)	2,000	76
PriceSmart (1)	1,100	87
Rite Aid (2)	43,700	349
Sprouts Farmers Market (2)	16,500	607
Whole Foods Market	4,400	249
		2,490
Food Products 1.6%		
Flowers Foods	10,550	228
Hain Celestial Group (2)	2,300	144
Hershey Foods	4,700	488
J.M. Smucker	1,000	115
Keurig Green Mountain	1,300	166
McCormick	8,000	603
Mead Johnson Nutrition, Class A	9,200	964
		2,708
Household Products 0.3%		
Church & Dwight	3,500	298
Colgate-Palmolive	3,800	269
		567
Tobacco 0.9%		
Philip Morris International	18,200	1,510
		1,510
Total Consumer Staples		9,134

ENERGY 3.3%		
Energy Equipment & Services 0.6%		
Cameron International (2)	2,100	99
Core Laboratories (1)	2,600	286
Frank's International (1)	4,200	74
National Oilwell Varco	2,800	152
Oceaneering International	2,600	142
Schlumberger	2,900	244
		997
Oil, Gas & Consumable Fuels 2.7%		
Antero Resources (1)(2)	1,700	67
Cabot Oil & Gas	4,000	116
Cimarex Energy	4,000	439
Concho Resources (2)	5,600	610
Continental Resources (1)(2)	8,800	391
Diamondback Energy (2)	3,900	278
EQT	7,600	606
Pioneer Natural Resources	4,300	656
Range Resources	11,400	565
Rice Energy (2)	3,400	67
SM Energy	1,200	58
Tesoro Petroleum	10,400	955
		4,808
Total Energy		5,805
FINANCIALS 6.3%		
Banks 0.2%		
BankUnited	5,000	162
SVB Financial Group (2)	1,200	147
		309

Capital Markets 2.2%		
Artisan Partners Asset Management	2,300	111
BlackRock	4,100	1,523
Charles Schwab	12,500	367
E*TRADE Financial (2)	12,500	325
Financial Engines (1)	2,300	93
Invesco	3,200	129
Lazard, Class A, Partnership	10,900	555
LPL Financial Holdings (1)	4,000	179
Northern Trust	4,600	321
TD Ameritrade Holding	7,600	276
		3,879
Diversified Financial Services 1.9%		
CBOE Holdings	5,600	336
CME Group	6,810	653
FNFV (2)	2,133	32
Intercontinental Exchange	2,800	659
McGraw Hill Financial	7,800	804
Moody's	7,800	756
MSCI, Class A	2,700	152
		3,392
Insurance 0.3%		
FNF	6,400	235
HCC Insurance Holdings	1,500	84
Progressive	4,800	128
		447
Real Estate Investment Trusts 1.5%		
Crown Castle International, REIT	29,200	2,520
Federal Realty Investment Trust, REIT	1,000	142
		2,662

Real Estate Management & Development 0.2%		
Jones Lang LaSalle	2,000	323
WeWork, Class A, Acquisition Date: 12/9/14, Cost $10 (2)(3)(4)	620	10
		333
Total Financials		11,022
HEALTH CARE 20.1%		
Biotechnology 8.7%		
ACADIA Pharmaceuticals (1)(2)	6,900	262
Alexion Pharmaceuticals (2)	8,300	1,497
Alkermes (2)	11,900	836
Alnylam Pharmaceuticals (2)	6,000	609
Biogen Idec (2)	6,500	2,663
BioMarin Pharmaceutical (2)	8,500	910
Bluebird Bio (2)	700	67
Celgene (2)	5,000	608
Gilead Sciences (2)	3,500	362
Incyte (2)	18,700	1,605
Intercept Pharmaceuticals (1)(2)	600	133
Myriad Genetics (1)(2)	3,400	116
Pharmacyclics (2)	5,600	1,209
Puma Biotechnology (1)(2)	500	107
Receptos (2)	500	63
Regeneron Pharmaceuticals (2)	5,700	2,359
Seattle Genetics (1)(2)	10,200	370
Synageva BioPharma (1)(2)	1,300	128
United Therapeutics (2)	1,100	171
Vertex Pharmaceuticals (2)	7,900	944
		15,019
Health Care Equipment & Supplies 1.7%		
Align Technology (2)	2,500	143
Becton, Dickinson & Company	4,500	660

DENTSPLY International	2,500	133
IDEXX Laboratories (2)	4,800	753
Intuitive Surgical (2)	1,500	750
Sirona Dental Systems (2)	2,300	209
Teleflex	1,800	219
Thoratec (2)	2,600	106
West Pharmaceutical Services	500	27
		3,000
Health Care Providers & Services 5.8%		
AmerisourceBergen	11,400	1,172
Anthem	3,700	542
Catamaran (2)	10,212	510
Cigna	1,300	158
DaVita HealthCare Partners (2)	3,400	254
Envision Healthcare Holdings (2)	4,600	168
Express Scripts Holding (2)	10,500	890
Henry Schein (2)	1,700	238
Humana	5,200	855
McKesson	9,400	2,150
MEDNAX (2)	3,800	272
Team Health Holdings (2)	2,200	130
UnitedHealth Group	20,200	2,295
Universal Health Services	2,100	238
WellCare Health Plans (2)	2,100	191
		10,063
Health Care Technology 0.6%		
athenahealth (1)(2)	1,000	127
Cerner (2)	10,900	785
Inovalon Holdings (2)	700	22
Veeva Systems, Class A (1)(2)	5,600	173
		1,107

Life Sciences Tools & Services 0.7%		
Agilent Technologies	5,200	219
Bruker (2)	4,600	88
Mettler-Toledo International (2)	2,400	754
Quintiles Transnational Holdings (2)	2,300	149
		1,210
Pharmaceuticals 2.6%		
Actavis (2)	2,500	729
Akorn (1)(2)	3,100	167
Catalent (2)	13,200	369
Endo International (2)	4,000	342
Jazz Pharmaceuticals (2)	1,800	306
Pacira Pharmaceuticals (1)(2)	1,300	149
Salix Pharmaceuticals (2)	1,500	236
Shire, ADR	2,700	653
Valeant Pharmaceuticals International (2)	4,500	889
Zoetis	12,700	585
		4,425
Total Health Care		34,824
INDUSTRIALS & BUSINESS SERVICES 14.9%		
Aerospace & Defense 2.6%		
Boeing	18,500	2,792
DigitalGlobe (2)	4,500	149
Precision Castparts	2,900	627
Textron	5,100	226
Transdigm Group	3,600	781
		4,575
Air Freight & Logistics 0.8%		
C.H. Robinson Worldwide	1,000	74
Expeditors International of Washington	3,700	179

UPS, Class B	10,400	1,058
		1,311
Airlines 2.3%		
Alaska Air Group	6,000	382
American Airlines	29,300	1,403
Copa Holdings (1)	5,700	649
Southwest Airlines	15,300	662
Spirit Airlines (2)	7,900	614
United Continental (2)	5,500	359
		4,069
Building Products 0.4%		
Armstrong Worldwide Industries (2)	2,000	112
Fortune Brands Home & Security	10,800	500
		612
Commercial Services & Supplies 0.7%		
Clean Harbors (2)	2,000	111
Copart (2)	2,300	86
IHS (2)	4,500	529
KAR Auction Services	4,800	175
Ritchie Bros. Auctioneers (1)	4,400	111
Stericycle (2)	600	81
Waste Connections	2,650	125
		1,218
Construction & Engineering 0.2%		
Fluor	5,400	313
Quanta Services (2)	1,900	55
		368
Electrical Equipment 0.7%		
AMETEK	3,487	185
Generac Holdings (1)(2)	2,300	114

Hubbell, Class B	2,100	239
Rockwell Automation	600	70
Sensata Technologies Holding (2)	10,200	548
		1,156
Industrial Conglomerates 0.2%		
Roper Industries	2,300	385
		385
Machinery 2.5%		
Clarcor	1,500	99
Colfax (2)	3,500	184
Cummins	3,000	427
Deere	3,300	299
Donaldson	12,600	467
Flowserve	8,000	497
Graco	2,500	189
IDEX	1,925	149
Nordson	1,500	115
PACCAR	2,500	160
Pall	2,400	242
Rexnord (2)	7,300	201
Snap-On	1,800	265
Terex	3,000	82
Valmont Industries (1)	1,200	150
WABCO Holdings (2)	1,600	187
Wabtec	3,400	323
Xylem	6,100	218
		4,254
Professional Services 1.3%		
Corporate Executive Board	1,500	117
Equifax	3,800	355
ManpowerGroup	2,800	225
Nielsen (1)	4,000	181

Robert Half International	9,200	570
Verisk Analytics, Class A (2)	11,700	840
		2,288
Road & Rail 2.7%		
Genesee & Wyoming, Class A (2)	6,000	619
Hertz Global Holdings (2)	5,000	115
J.B. Hunt Transport Services	2,600	222
Kansas City Southern	9,300	1,077
Landstar System	1,900	134
Union Pacific	21,400	2,574
		4,741
Trading Companies & Distributors 0.5%		
Fastenal (1)	7,700	320
W. W. Grainger (1)	2,400	568
		888
Total Industrials & Business Services		25,865
INFORMATION TECHNOLOGY 23.6%		
Communications Equipment 1.4%		
F5 Networks (2)	1,600	189
Motorola Solutions	2,500	170
Palo Alto Networks (2)	4,400	626
QUALCOMM	18,400	1,334
		2,319
Electronic Equipment, Instruments & Components 0.7%		
Amphenol, Class A	5,400	305
Cognex (2)	3,300	148
FEI	1,800	142
IPG Photonics (1)(2)	1,600	153
Keysight Technologies (2)	2,600	98

Trimble Navigation (2)	16,000	418
		1,264
Internet Software & Services 8.3%		
Akamai Technologies (2)	5,000	348
Alibaba Group Holding, ADR (1)(2)	12,157	1,035
Atlassian, Class A1, GDR, Acquisition Date: 4/9/14 Cost $25 (2)(3)(4)	1,539	29
Atlassian, Class A2, GDR, Acquisition Date: 4/9/14 Cost $5 (2)(3)(4)	295	6
Atlassian, Class A3, GDR, Acquisition Date: 4/9/14 Cost $7 (2)(3)(4)	428	8
Atlassian, Series 1, GDR, Acquisition Date: 4/9/14 Cost $12 (2)(3)(4)	751	14
Atlassian, Series 2, GDR, Acquisition Date: 4/9/14 Cost $32 (2)(3)(4)	2,010	38
Atlassian, Series A, GDR, Acquisition Date: 4/9/14 Cost $24 (2)(3)(4)	1,487	28
Baidu, ADR (2)	4,200	856
CoStar Group (2)	3,400	677
Dealertrack Technologies (2)	2,500	100
Dropbox, Class A, Acquisition Date: 11/7/14, Cost $156 (2)(3)(4)	8,192	156
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $6 (2)(3)(4)	700	13
eBay (2)	6,500	377
Equinix, REIT	1,022	229
Facebook (2)	38,966	3,078
Google, Class A (2)	2,000	1,125
Google, Class C (2)	4,800	2,680
HomeAway (2)	3,200	99
LendingClub (1)(2)	2,600	53
LinkedIn (2)	4,900	1,309
MercadoLibre (1)	4,300	563
Rackspace Hosting (2)	3,500	174
Twitter (2)	19,700	947
VeriSign (1)(2)	5,500	352

Zillow (1)(2)	1,000	115
		14,409
IT Services 6.7%		
Accenture, Class A	4,400	396
Alliance Data Systems (2)	700	195
Cognizant Technology Solutions (2)	6,400	400
CoreLogic (2)	5,800	193
Fidelity National Information	18,600	1,257
Fiserv (2)	5,200	406
Gartner (2)	4,900	407
Genpact (2)	4,000	89
Global Payments	2,500	230
MasterCard, Class A	36,500	3,290
Paychex	2,500	125
Vantiv, Class A (2)	8,900	329
Visa, Class A	15,500	4,205
WEX (2)	1,200	129
		11,651
Semiconductor & Semiconductor Equipment 1.9%		
Altera	16,700	618
ARM Holdings, ADR	14,700	786
KLA-Tencor	2,500	162
Linear Technology	5,200	251
Microchip Technology (1)	2,900	149
Skyworks Solutions	10,000	877
Xilinx	11,900	504
		3,347
Software 4.0%		
Ansys (2)	1,800	155
Autodesk (2)	2,300	148
Check Point Software Technologies (2)	1,600	133
FactSet Research Systems (1)	500	78

FireEye (1)(2)	1,400	62
Fortinet (2)	4,000	134
Guidewire Software (2)	4,000	223
Intuit	7,900	771
Markit (2)	5,700	152
Mobileye (2)	3,400	121
NetSuite (1)(2)	5,800	559
Red Hat (2)	14,300	988
salesforce.com (2)	17,200	1,193
ServiceNow (2)	15,900	1,212
Solera Holdings	1,200	67
Splunk (2)	3,300	222
Tableau Software (2)	1,900	179
Workday (2)	6,629	567
		6,964
Technology Hardware, Storage & Peripherals 0.6%		
SanDisk	7,400	591
Stratasys (1)(2)	500	31
Western Digital	3,700	396
		1,018
Total Information Technology		40,972
MATERIALS 4.1%		
Chemicals 3.0%		
Airgas	2,500	293
Ashland	1,600	204
Celanese, Series A	4,900	280
CF Industries	900	276
FMC	2,200	140
Monsanto	10,400	1,252
NewMarket	400	188
PPG Industries	1,400	330

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended February 28, 2015.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2015:

There were no material transfers between Levels 1 and 2 during the year ended February 28, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended February 28, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at February 28, 2015, totaled $18,000 for the year ended February 28, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 28, 2015, the value of loaned securities was $7,227,000; the value of cash collateral and related investments was $7,448,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $29,904,000 and $25,905,000, respectively, for the year ended February 28, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to per share rounding of distributions. For the year ended February 28, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2015 and February 28, 2014, were characterized for tax purposes as follows:

At February 28, 2015, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended February 28, 2015, expenses incurred pursuant to these service agreements were $95,000 for Price Associates; $76,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Equity Fund (comprising T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 2/28/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $6,542,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $73,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $73,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]
Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[165]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)
Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997
[165]
Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director
[165]	(1999 to present), Starwood Hotels & Resorts, a hotel and
leisure company
Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)
Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)
Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]
Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)
John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)
Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[165]
*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds
Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company
*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)
Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Vice President, Cowen
and Company (to 2011)
Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.
Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.
Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company
Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.
David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore
Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.
Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
John W. Ratzesberger (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, North American Head of
Listed Derivatives Operation, Morgan Stanley
(to 2013)
Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.
William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price; Vice
Vice President	President, Price Hong Kong, Price Singapore,
T. Rowe Price Group, Inc., T. Rowe Price
International, and T. Rowe Price Trust Company
Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,042,000 and $1,862,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 17, 2015